Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.45

AIRCRAFT LEASE AGREEMENT [C]

DATED AS OF APRIL 12, 2011

BETWEEN

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity, but solely as owner trustee

as Lessor

and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

as Lessee

incorporating the provisions of an

AIRCRAFT LEASE COMMON TERMS AGREEMENT

with respect to one Airbus A320-200 Aircraft

bearing manufacturer’s serial number TBD

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR.

TO THE EXTENT THE CAPE TOWN CONVENTION 2001 AND ITS PROTOCOL ON MATTERS SPECIFIC TO AIRCRAFT EQUIPMENT HAVE COME INTO EFFECT IN MEXICO OR (IF DIFFERENT) IN THE STATE OF AIRCRAFT REGISTRATION, THE INTERESTS OF LESSOR, OWNER & ANY FINANCING PARTIES UNDER THIS LEASE AND/OR IN RESPECT OF THE AIRCRAFT SHALL BE CAPABLE OF REGISTRATION AS INTERNATIONAL INTERESTS IN ACCORDANCE WITH SUCH CONVENTION AND PROTOCOL.

The parties listed below as Lessee and Lessor hereby agree that Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor subject to and in accordance with the Lease for the duration of the Term and further agree in this AIRCRAFT LEASE AGREEMENT dated as of April 12, 2011 the following:

Lessee:	Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.

Lessor:	Wells Fargo Bank Northwest, National Association, not in it individual capacity, but solely as owner trustee under the Trust Agreement

Owner:	Wells Fargo Bank Northwest, National Association, not in it individual capacity, but solely as owner trustee under the Trust Agreement

Owner Participant:	Celestial Aviation Trading 19 Limited

Trust Agreement:	that certain Trust Agreement dated as of February 28, 2011 between Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as owner trustee, and Owner Participant

Guarantee required:	As set forth in Schedule D.

Guarantor:	As set forth in Schedule D.

Aircraft:	One (1) Airbus A320-200 aircraft bearing the manufacturer’s serial number set forth in Lease Supplement No. 1, which is certified by the Air Authority to transport at least eight (8) persons, including crew, or goods in excess of 2750 kilograms.

Engines:	Two (2) International Aero Engines V2527E-A5 Select One engines *****

Common Terms Agreement:	The Aircraft Lease Common Terms Agreement dated as of April 12, 2011 entered into between the Lessee and GE Capital Aviation Services Limited as in effect on the date hereof without giving effect to any subsequent amendment, supplement, waiver or other modification thereto, unless Lessor and Lessee otherwise expressly agree (hereinafter the “Common Terms Agreement” or “CTA”).

State of Registry:	means the United States of America.

*****	*****

Manufacturer:	Airbus S.A.S

Purchase Option applies:	No.

Payments

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	*****

*****	*****

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

Delivery

Scheduled Delivery Month:	October, 2012.

Final Delivery Date:	March 31, 2013.

Delivery Location:	Manufacturer’s facility in Toulouse, France or Hamburg, Germany.

****	****

Lease Supplement:	Lessee and Lessor shall, on or before Delivery, execute and deliver a Lease Supplement substantially in form of Schedule 14 to the Common Terms Agreement in connection with filing and recording the Lease with the FAA.

Technical

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

Insurance

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

*****	As set forth in Schedule D.

Redelivery

Redelivery Location:	An FAR certified maintenance facility in Mexico or El Salvador notified to Lessee by Lessor or such other location as is agreed by Lessor and Lessee in writing.

Redelivery Condition Requirements:	In addition to the provisions of the Common Terms Agreement, the terms and conditions relating to the return of the Aircraft are set out in Schedule B to this Aircraft Lease Agreement.

Tax

Lessor/Owner Tax Jurisdiction:	Ireland. Owner Participant is a resident of Ireland for tax purposes under the Ireland-Mexico income tax treaty and is liable to corporate income tax in Ireland. Owner Participant does not have an office located in Mexico and does not have any directors who are Mexican ****

Subpart F Indemnity:	As set forth in Schedule C.

Other

Account for payments:	Transfer To :	*****

	SWIFT Code :	*****

	For Credit To :	*****

	Account No:	*****

	Sort Code:	*****

	IBAN:	*****

	US Correspondent Bank Details:	*****

	US Correspondent Bank SWIFT Code:	*****

Notice Details:

Lessor

Wells Fargo Bank Northwest,

National Association,

as Owner Trustee

MAC: U1228-120

299 South Main Street, 12th Floor

Salt Lake City, UT 84111

Attn:   Corporate Trust Department

Fax:     (801) 246-5053

E-mail: CTSLeaseGroup@wellsfargo.com

with a copy to:

Celestial Aviation Trading 19 Limited

c/o GE Capital Aviation Services Limited

Aviation House

Shannon

Co. Clare

Ireland

Attn: Contracts Leader

Fax: +353 61 706867

E-mail: asanotices@gecas.com

Lessee

Concesionaria Vuela Compañía de

Aviación, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490 piso 1

Col. Santa Fe Pena Blanca

01210 Mexico D.F.

Delegacion Alvaro Obregon,

Mexico

Attn: Director Juridicio

Fax: +52 55 616460

E-mail: sergio.rabago@volaris.com.mx

ALL THE PROVISIONS OF THE SCHEDULES HERETO AND THE AIRCRAFT LEASE COMMON TERMS AGREEMENT DATED APRIL 12, 2011, ENTERED INTO BY AND BETWEEN GE CAPITAL AVIATION SERVICES LIMITED AND THE LESSEE ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN AND SHALL BE BINDING UPON LESSOR AND LESSEE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BY ITS SIGNATURE BELOW, EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT THE LEASE OF THE AIRCRAFT HEREUNDER IS SUBJECT TO THE TERMS OF THE COMMON TERMS AGREEMENT AND THAT THE DISCLAIMERS, EXCULPATIONS AND LIMITATIONS OF LIABILITY, INDEMNITIES, THE CHOICE OF NEW YORK LAW AS THE GOVERNING LAW, SUBMISSION TO PERSONAL JURISDICTION IN NEW YORK, AND THE WAIVER OF ANY RIGHT TO A TRIAL BY JURY PROVIDED FOR IN THE COMMON TERMS AGREEMENT ARE INCORPORATED HEREIN BY SUCH REFERENCE AND ARE PART OF THIS AGREEMENT AS IF THE SAME WERE SET OUT IN FULL HEREIN.

No provision of this Lease, including any provision of the Schedules or the Common Terms Agreement, may be amended, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Pursuant to and to comply with sub-section (2) of Section 2A-208 of the UCC, if and to the extent applicable, Lessor and Lessee acknowledge their agreement to the provisions of this paragraph by their signatures below.

Wells Fargo Bank Northwest, National Association, is entering into this Agreement and any other documents related to the Lease or the Aircraft solely in its capacity as owner trustee under the Trust Agreement and not in its individual capacity, and in no case shall Wells Fargo Bank Northwest, National Association, be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder; provided, however, that Wells Fargo Bank Northwest, National Association shall be personally liable hereunder for its gross negligence or willful misconduct, for its breach of its covenants, representations and warranties contained herein or in the Common Terms Agreement, to the extent covenanted or made in its individual capacity, and for a failure to distribute in accordance with the Trust Agreement any amounts received and distributable by it hereunder.

Notwithstanding any provision to the contrary contained in this Aircraft Lease Agreement or in the CTA, in the event of a conflict between the provisions of this Aircraft Lease Agreement and the provisions of the CTA, the provisions of this Aircraft Lease Agreement shall control and prevail for such conflict.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by its duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

LESSOR:		LESSEE:

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as Owner Trustee under the Trust Agreement		CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:	/s/ Carlos Sierra	By:	/s/ Mario E. Geyne
Name: Carlos Sierra		Name: Mario E. Geyne
Title:		Title: Financial and Fleet Planning Director
Signed at:		Signed at:

-Signature Page-

-Aircraft Lease Agreement [C]-

SCHEDULE A

Delivery Condition Requirements

The Delivery Conditions described below are solely a description of such condition precedent and shall not be construed as a representation, warranty or agreement of any kind whatsoever, express or implied, by Lessor with respect to the Aircraft or its condition, all of which have been disclaimed by Lessor and waived by Lessee as set forth in the Lease, including in the Common Terms Agreement.

*****

Lessee hereby represents and warrants to Lessor that as of the Date hereof it has not entered, and at Delivery will not have entered, into any agreement with Airbus without Lessor’s knowledge and written consent (which consent shall not be unreasonably withheld) which would amend or modify the Aircraft Detail Specification (as defined in the Aircraft Purchase Agreement) in respect of the Aircraft, except to the extent such modification is required by applicable law or regulation or is made by the Manufacturer in conformity with Manufacturer’s rights under the Purchase Agreement.

EXHIBIT A

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A320 RFC	Title	2012 deliveries	Comments
	Introduction of A320-200 Standard Specification at Issue 6	X
	Introduction of A320-200 Standard Specification at Issue 7	X
ATA 02	Certification
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ATA 03	Weights
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ATA 03	Placards and markings
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Air conditioning
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ATA 22	Auto Flight
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ATA 23	Communications
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A320 RFC	Title	2012 deliveries	Comments
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ATA 25	Cabin & cockpit
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ATA 29	Hydraulic Power
*****	*****	*****
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A320 RFC	Title	2012 deliveries	Comments
ATA 31	Indicating/Recording
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ATA 32	Landing gear
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ATA 33	Lights
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ATA 34	Navigation
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ATA 35	Oxygen
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ATA 38	Water/Waste
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ATA 46	ATSU
*****	*****	*****	*****
ATA 47	Inerting Gas System
*****	*****	*****
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ATA 49	APU
*****	*****	*****
ATA 51	Structure
*****	*****	*****
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ATA 52	Doors
*****	*****	*****
ATA 55	Stabilizers
*****	*****	*****
ATA 56	Windows
*****	*****	*****
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ATA 57	Wings
*****	*****	*****
ATA 71	Power Plant – General
*****	*****	*****	*****
ATA 72	Engines
*****	*****	*****

SCHEDULE B

Redelivery Condition Requirements

Redelivery Check	The applicable complete block check so that all Airframe inspections and tasks falling due (including without limitation CPCP and SSI programs) within the next ***** Flight Hours, ***** Cycles and ***** months in accordance with Lessee’s Maintenance Program and the then current Manufacturer’s Maintenance Planning Document (to the extent that the Lessee’s Maintenance Program does not comply with the then current Manufacturer’s Maintenance Planning Document) have been accomplished

Airworthiness Standard:	Suitable for immediate operation under FAR Part 129 or EU – OPS1 with an FAA Standard Certificate of Airworthiness, or an export certificate of airworthiness from the State of Registry to a country designated by Lessor no later than ***** days prior to the Expiry Date.

Configuration:	The Aircraft shall be in the same configuration as at Delivery or as may otherwise be acceptable to Lessor or permitted or required pursuant to the terms of the Lease.

Livery:	Shall be freshly repainted in livery as advised by Lessor no later than ***** month prior to the Expiry Date, which shall be of no more complexity and otherwise reasonably equivalent to Lessee’s livery and with the fuselage, empennage and wings paint stripped prior to the application of the livery paint.

Airworthiness Directives	Airworthiness Directives mandated during the Term and which require to be fulfilled before the expiry of the AD Compliance Period shall be accomplished before the Return Occasion.

Engine Thrust Setting:	The Engine Thrust Setting shall be *****

Minimum Engine Cycles:	***** Cycles.

Minimum Engine LLP Cycles:	***** Cycles.

Minimum Engine Flight Hours:	***** Flight Hours.

Required EGT Margin	The EGT margin will be sufficient as referenced by Sage/Remote Diagnostics Performance Date and maximum power assurance runs to ensure that the Engine will remain on-wing (without restriction) for the Minimum Engine Cycles and Minimum Engine Flight Hours until the next expected removal for an Engine Refurbishment.

Minimum Landing Gear Calendar Time:	***** months.

Minimum Landing Gear Cycles:	***** Cycles.

Landing Gear:	Will have full back to birth traceability for Landing Gear Life Limited Components and shall have TSN/TSO and CSN/CSO recorded with wheels and brakes having no more than ***** wear.

Minimum Component Calendar Life:	***** months.

Minimum Component Cycles:	***** Cycles.

Minimum Component Flight Hours:	***** Flight Hours.

Minimum APU Limit:	There shall not be more than ***** APU Hours since the last medium repair in accordance with Lessee’s Maintenance Program, which shall include as a minimum a complete disassembly of the power station.

B-1

Additional Redelivery Condition Requirements:	Any replacement life limited Part installed in the Landing Gear and/or Engine(s) during the Term shall have full back-to-birth traceability such that the Aircraft Documents and Records shall clearly demonstrate the history of each such replacement life limited Part back to the original entry into service of that replacement life limited Part.

B-2

SCHEDULE C

Subpart F Indemnity

Lessor has assumed that neither Lessor nor any of the Tax Indemnitees will be subject to United States income tax under Subpart F of the United States Internal Revenue Code of 1986, as amended (the “Code”), with respect to income from the Lease nor will the Aircraft be treated as “United States property” for purposes of Subpart F of the Code (“Subpart F Benefits”).

(a)	Usage Covenant: To support Lessor’s or other applicable Tax Indemnitee’s entitlement to the Subpart F Benefits, Lessee agrees that in each calendar year during the Term:

(i)	the Aircraft will be located outside the United States more than ***** per cent of the time; or

(ii)	more than ***** per cent of the miles traversed in the use of the Aircraft will be traversed outside the United States.

For the purpose of (i) and (ii) above, reference to the United States includes the Commonwealth of Puerto Rico and for (ii) above, any flight between two points in the United States, without an intervening stop in a foreign jurisdiction of at least ***** hours, is considered to be a flight traversed entirely within the United States and references to Aircraft include a separate reference to each Engine.

Lessee will make available to Lessor any records relating to the use and location of the Aircraft and each Engine, to the extent used separately from the airframe, that Lessor may reasonably request in writing to fulfill Lessor’s or any Tax Indemnitees’ tax reporting, filing, audit or litigation requirements and will otherwise reasonably co-operate with any reasonable requests of Lessor with respect to compliance with requirements for the Subpart F Benefits.

(b) (i)	Indemnity for breach of usage covenant: The remedy for the breach of any of the covenants contained in this clause shall be the right to receive indemnity payments specified in this paragraph (b) from Lessee. Any such indemnity payments will be due within ***** days after Lessee’s receipt of a written request from Lessor certifying that there has been a loss of Subpart F Benefits describing in reasonable detail the circumstances of such loss, the amount of such loss and the breach causing such loss.

(ii)	Lessee’s indemnity obligation for Lessor’s or the relevant Tax Indemnitee’s entitlement to the Subpart F Benefits shall be the amount of U. S. income tax that would not have been incurred but for the loss or disallowance of the Subpart F Benefits that relates to any breach of the covenant set forth in paragraph (a) plus the amount of any interest, penalties and additions to tax payable by Lessor or the relevant Tax Indemnitee as a result of the loss or disallowance of the Subpart F Benefits. The amount of any such payment shall be made taking into account the principles of Section 5.10 of the Common Terms Agreement.

C-1

SCHEDULE D

CONFIDENTIAL COMMERCIAL TERMS

INTENTIONALLY OMITTED FROM THE VERSION OF THIS DOCUMENT FILED

WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY

INFORMATION.

D-1

SCHEDULE D

CONFIDENTIAL COMMERCIAL TERMS

Lessor and Lessee hereby agree that the definitions and other commercial terms set forth in this Schedule D shall apply to the lease of the Aircraft under this Aircraft Lease Agreement.

In addition, Lessor and Lessee understand and agree that the commercial and financial information contained in this Schedule D are considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee each hereby agree, and any of their assignees, upon becoming such shall agree that it will treat this Schedule D as proprietary and confidential and will not, without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof or thereof to any Person, except to its agents, representatives, advisors, employees, counsel, underwriters, auditors, investors, financing parties, head lessors and sub-lessees as necessary or appropriate for the leasing transaction which is the subject hereof, or except (a) as may be required by applicable Law or pursuant to an order, or a valid and binding request, issued by any court or other Government Entity having jurisdiction over Lessor, Lessee or the assignee of either of them, as the case may be, or (b) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Lease.

In connection with any such disclosure or any filing of the information contained herein or therein pursuant to any such applicable Law, Lessor, Lessee or the assignee of either of them, as the case may be, shall request and use its all reasonable efforts to obtain confidential treatment of this Schedule D and the other party will cooperate in making and supporting any such request for confidential treatment.

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D-1

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D-2

F-1